Exhibit 99.1

Office of the US Trustee - Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: October 2012

Required Documents	Document Attached		Previously Submitted		Explanation Attached
1. Income Statement (profit and loss statement).	(X	)	(	)	(	)
2. Comparative Balance Sheet.	(X	)	(	)	(	)
3. Statement of Cash Receipts and Disbursements.	(X	)	(	)	(	)
4. Statement of Aged Receivables.	(X	)	(	)	(	)
5. Statement of Aged Payables.	(X	)	(	)	(	)
6. Statement of Operations, Taxes, Insurance and Personnel.	(X	)	(	)	(	)
7. Other documents/reports as required by the U.S. Trustee: None	(	)	(	)	(	)

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: November 15, 2012
Controller
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
		November 30,	December 31,	January 31,	February 29,	March 31,	April 30,	May 31,
	10/28/10-10/31/10	2010	2010	2011	2011	2011	2011	2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550
Occupancy	$—	$971	$595		$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247
Professionals	$—	$—	$65,179		$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,
	2011	2011	2011	2011	2011	2011	2011	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$2,289	$557	$2,264	$—	$13	$—	$3,924	$4
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$3,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$1,374	$2,707	$3,928	$2,215	$4,975	$2,108	$1,726	$4,733
Professionals	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$5,201	$—	$—	$—	$—	$10,753	$12,808	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$11,364	$5,764	$8,692	$4,715	$8,488	$15,361	$20,958	$7,237

Net Income (Loss)	$(11,364)	$(5,764)	$(8,692)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	February 29,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,	September 30,	October 31,
	2012	2012	2012	2012	2012	2012	2012	2012	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$3,193	$1	$—	$1,962	$2	$—	$—	$3,087	$—
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,116	$2,629	$3,632	$2,212	$2,607	$3,176	$2,294	$2,255	$3,279
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$—	$—	$84,375	$14,923	$13,808	$4,032	$1,488
Income Tax Expense	$—	$130	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$7,810	$5,260	$6,132	$6,675	$89,484	$20,599	$18,602	$11,874	$7,267

Net Income (Loss)	$(7,810)	$(5,260)	$(6,132)	$(6,675)	$(89,484)	$(20,599)	$(18,602)	$(11,874)	$(7,267)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	6/30/2011	7/31/2011	8/31/2011	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012
Assets
Current Assets
Cash	$5,632,435	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,632,435	$5,643,644	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842.03	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,056,277	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100

Liabilities
Postpetition Liabilities:
Accounts Payable	$38,843	$55,815	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$38,843	$55,815	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—						$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,432,007	$47,448,979	$47,448,754	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,858,201)	$(293,863,965)	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)

Total Owner Equity	$(40,375,730)	$(40,381,493)	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)

Total Liabilities and Equity	$7,056,277	$7,067,486	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	2/29/2012	3/31/2012	4/30/2012	5/31/2012	6/30/2012	7/31/2012	8/31/2012	9/30/2012	10/31/2012
Assets
Current Assets
Cash	$5,534,018	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,534,018	$5,528,207	$5,522,073	$5,515,691	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$6,957,860	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181

Liabilities
Postpetition Liabilities:
Accounts Payable	$19,450	$18,899	$18,897	$19,190	$55,426	$70,336	$84,144	$88,725	$89,664
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$19,450	$18,899	$18,897	$19,190	$55,426	$70,336	$84,144	$88,725	$89,664

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,412,614	$47,412,063	$47,412,061	$47,412,354	$47,448,590	$47,463,500	$47,477,308	$47,481,889	$47,482,828

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,937,226)	$(293,942,486)	$(293,948,618)	$(293,955,293)	$(294,044,777)	$(294,065,376)	$(294,083,978)	$(294,095,852)	$(294,103,119)

Total Owner Equity	$(40,454,754)	$(40,460,014)	$(40,466,146)	$(40,472,821)	$(40,562,305)	$(40,582,904)	$(40,601,506)	$(40,613,380)	$(40,620,647)

Total Liabilities and Equity	$6,957,860	$6,952,049	$6,945,915	$6,939,533	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: October 31, 2012

Cash Receipts

Date	Description (Source)	Amount

Beginning Cash Balance		$5,444,666.58

Total Cash Receipts		$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: October 31, 2012

Cash Disbursements

Date	Check No.	Payee	Description	Amount

10/10/2012	1214	US Trustee	3rd Quarter Trustee Payment	$650.00
10/15/2012	ACH	IRS	941 Payroll tax deposit	$530.04
10/15/2012	ACH	IRS	940 FUTA tax deposit	$17.10
10/24/2012	ACH	Labor & Industries	Qtr 3 taxes	$1.65
10/29/2012	1215	J. Frank Armijo	October Retainer Board of Director Fee	$500.00	*
10/29/2012	1216	Kay C. Carnes	October Retainer Board of Director Fee	$500.00	*
10/29/2012	1217	Craig D. Eerkes	October Retainer Board of Director Fee	$500.00	*
10/29/2012	1218	Donald H. Swartz	October Retainer Board of Director Fee	$500.00	*
10/29/2012	1219	P. Mike Taylor	October Retainer Board of Director Fee	$500.00	*
10/29/2012	1220	Integrity Business Services	Bookkeeping Services	$302.00
10/29/2012	1221	IST Shareholder Services	Transfer Agent fees-October/out-of-pocket September	$1,730.74	*
10/29/2012	1222	RR Donnelley	EDGAR Prep and transmission	$596.00	*

Total Cash Disbursements				$6,327.53

Adjustments (explain)				$—

Ending Cash Balance (must be reconciled to the bank statement for account cited above)				$5,438,339.05

*	Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior months:

Date	Check No.	Payee	Description	Amount
9/27/2012	1209	IST Shareholder Services	Transfer Agent Fees-September/out-of-pocket August	$1,560.90	*

2694-0.56-16989N11.n01 1 of 1 A		ACCOUNT NUMBER 100605591
		STATEMENT DATE Oct 31, 2012
AMERICANWEST BANCORPORATION ATTN: KRISTIN DANFORD
110 S FERRALL SPOKANE WA 99202	2694	Pg 1 of 1

Small Business Free Checking
10/01/2012 Beginning Balance			5,451,959.86
0 Deposits/Other Credits		+	.00
15 Checks/Other Debits		-	7,233.17
10/31/2012 Ending Balance	31 Days in Statement Period		5,444,726.69

Checks listed in numerical order; (*) indicates gap in sequence
Check	Date	Amount	Check	Date	Amount
1203	10/02	500.00	1210*	10/05	456.00
1204	10/04	500.00	1211	10/29	69. 00
1205	10/04	500.00	1212	10/01	1,543.13
1206	10/04	500.00	1213	10/17	994 .85
1207	10/02	500.00	1214	10/15	650.00
1208	10/03	169.40	1220*	10/31	302 .00

Other Debits
10/15/2012 ACH Payment		530.04
IRS	USATAXPYMT
10/15/2012 ACH Payment		17.10
IRS	USATAXPYMT
10/24/2012 ACH Payment	LABOR&INDUSTRIES L&I ELF	1.65

Daily Ending Balance
10/01	5,450,416.73	10/05	5,447,291.33	10/24	5,445,097.69
10/02	5,449,416.73	10/15	5,446,094.19	10/29	5,445,028.69
10/03	5,449,247.33	10/17	5,445,099.34	10/31	5,444,726.69
10/04	5,447,747.33

PLEASE SEE IMPORTANT INFORMATION ON THE REVERSE SIDE

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending October 31, 2012

Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Prepetition
$—	$—	$—	$—	$—

Postpetition
$—	$—	$—	$—	$—

Totals
$—	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance	$—
New Accounts this Month	$—
Balance	$—
Amount Collected on Prior Accounts	$—
Closing Balance	$—
Check Figure	$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending October 31, 2012

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current (0-30 Days)	Past Due (31-60 Days)	Past Due (61-90 Days)	Past Due (91 & Over)
Foster Pepper		$70,784	$1,488	$4,032	$13,808	$51,456
Morrison Foerster		$4,180	$—	$—	$—	$4,180
Sandler O’Neil		$13,000	$—	$—	$—	$13,000
BDO USA, LLC		$1,700	$—	$—	$—	$1,700

Totals		$89,664	$1,488	$4,032	$13,808	$70,336

Accounts Payable Reconciliation
Opening Balance		$88,725
Total New Indebtedness Incurred this Month		$1,488

Balance		$90,213

Amount paid on Prior Accounts Payable		$549

Closing Balance		$89,664

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: October 31, 2012

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

As part of the dispute between the competing plans of Holdco and the Debtor, Committee and Holdco entered into a mediation agreement. The mediation was approved by Bankruptcy Judge Williams and will be handled by Federal Judge Michael Hogan and Ford Elsaesser, Esq. Matters regarding confirmation of the Holdco Plan and approval of its disclosure statement are held in abeyance during the mediation. Mediation has commenced and is expected to be concluded in the next 60 days.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

: Yes
X	: No	Identify amount, who was paid and the date paid:	N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FEDERAL TAXES

FICA	$—	$379.04	10/15/2012	$—
Withholding	$—	$151.00	10/15/2012	$—
Unemployment	$—	$17.10	10/15/2012	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$1.65	10/24/2012	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Controller	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	6/7/2012	$276,392	$70,784
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—		$—	$1,700
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $1,488; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$—